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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 20, 2004 (February 18, 2004)

                         AMERICAN TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-24248                  87-0361799
          --------                      -------                  ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


 13114 Evening Creek Drive South, San Diego, California            92128
 ------------------------------------------------------            -----
        (Address of Principal Executive Offices)                (Zip Code)

                                 (858) 679-2114
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 18, 2004, we received a demand for arbitration from General Dynamics Armament and Technical Products, Inc. (GD-ATP), seeking arbitration in New York, New York, in connection with our termination for cause in February 2004 of two licensing and sales agreements with GD-ATP, originally entered into in February 2003. GD-ATP was the original licensee under one agreement, and took assignment of the rights of Bath Iron Works Corporation, another subsidiary of General Dynamics Corporation, under the other agreement. The agreements formerly gave GD-ATP the right to purchase, market and resell NeoPlanar and HIDA (High Intensity Directional Acoustics) products and components with exclusive rights for specified applications to certain government customers, including the Department of Defense, Department of Homeland Security and certain Federal, State and local agencies. Our termination was based on our belief that GD-ATP materially defaulted under provisions of each agreement requiring GD-ATP to (a) create product and marketing strategies for the respective product applications,
(b) market the subject products to GD-ATP's exclusive customers for the specified applications, (c) provide service consistent with the nature of the business and the exclusive customers, and (d) assist us in identifying new products based on the licensed technologies that may have been appropriate for our development.

         GD-ATP's demand for arbitration seeks an order that GD-ATP was not in default of its contractual obligations, recovery of damages alleged to have been sustained by GD-ATP as a result of the terminations, an order requiring us to turn over proceeds we allegedly earned as a result of sales to purported GD-ATP exclusive customers, and an order that we correct public statements we have made concerning the termination of the agreements. We believe we properly terminated the agreements, and we intend to enforce vigorously our contractual rights under the terminated agreements, and to defend vigorously against the allegations in the demand for arbitration or any other legal actions that GD-ATP might commence.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNOLOGY CORPORATION


Date: February 20, 2004                     By:      /s/ ELWOOD G. NORRIS
                                                -------------------------------
                                                     Elwood G. Norris
                                                     Chairman of the Board